                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                        Date of Report:  January 6, 1997



                              Thomas Nelson, Inc.
-------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


          Tennessee                     0-4095                62-0679364
-------------------------------------------------------------------------------
 (State or other Jurisdiction      (Commission File        (I.R.S. Employer
      of Incorporation)                Number)           Identification No.)



                                 501 Nelson Place
                               Nashville, Tennessee               37214-1000
-------------------------------------------------------------------------------
                              (Address of Principal               (Zip Code)
                                Executive Offices)



       Registrant's telephone number, including area code:  615/889-9000

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

     On November 21, 1996, Thomas Nelson, Inc., a Tennessee corporation ("Nelson"), its wholly owned subsidiary, Word, Incorporated, a Delaware corporation ("Word"), and Word Direct Partners, L.P., a Texas limited partnership whose sole general partner and sole limited partner are direct or indirect wholly owned subsidiaries of Nelson (collectively, the "Sellers") entered into an Asset Purchase Agreement (together with Amendment No. 1 thereto dated as of January 6, 1997, the "Asset Purchase Agreement") among the Sellers and Gaylord Entertainment Company, a Delaware corporation ("Gaylord"). The Asset Purchase Agreement provided for the purchase by Gaylord of certain assets of Sellers (the "Purchased Assets"), which Purchased Assets comprised the music division of Nelson (the "Music Business"), which included the production of recorded music and related products, the distribution of recordings for other companies and music publishing, including songwriter development, print music publishing and copyright administration. Gaylord also agreed to assume certain liabilities associated with the Music Business (the "Assumed Liabilities").
In connection with the transactions contemplated by the Asset Purchase Agreement, subsidiaries of Gaylord purchased certain assets relating primarily to the Music Business of Word Communications, Ltd., a Canadian corporation, and Nelson Word, Ltd., a United Kingdom corporation, both of which are direct or indirect wholly owned subsidiaries of Nelson (the "Foreign Subsidiaries").

     On January 6, 1997, the transactions contemplated by the Asset Purchase Agreement were consummated. Pursuant to Amendment No. 1 and a working capital adjustment based on changes in the balance sheet of the Music Business from June 30, 1996 to the date of closing, Gaylord paid to Sellers $120,693,000 at the closing. The purchase price is subject to further adjustment based on a post-transaction analysis of changes in working capital not reflected on the balance sheet of the Music Business at the closing date.

     Pursuant to the Asset Purchase Agreement, Sellers entered into an agreement with Gaylord whereby Sellers will provide, and Gaylord will compensate them for, certain administrative support services to the Music Business (such as billing, collection, inventory warehousing and shipping) during a transition period not to exceed twelve months following the closing.

     The proceeds received by Nelson were used to retire $35 million of the Series A Senior Notes pursuant to the Company's Note Purchase Agreement dated January 3, 1996 and to pay the outstanding balance of approximately $50 million under the Company's Amended and Restated Credit Agreement dated December 13, 1995, as amended, among the Company, SunTrust Bank, Nashville, N.A., National City Bank of Louisville, First American National Bank in Nashville, NationsBank of Texas, N.A. in Dallas, and Creditanstalt-Bankverein in New York, with the remainder of the proceeds to be invested in short-term government securities or similar investments pending application by the Company.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


(a)   Not applicable.

(b)   Pro Forma Financial Information:

      (i) Pro forma consolidated balance sheet of Thomas Nelson, Inc. and Subsidiaries as of September 30, 1996 giving effect to the disposition of the Music Division as of September 30, 1996.

      (ii) Pro forma consolidated statements of income of Thomas Nelson, Inc. and Subsidiaries for the twelve months ended March 31, 1996 and for the six month period ended September 30, 1996 giving effect to the disposition of the Music Division as if such transaction had occurred as of beginning of periods presented.

           The unaudited pro forma condensed consolidated financial statements presented herein are shown for illustrative purposes only and are not necessarily indicative of the financial position or results of operations of the Company that would have actually resulted had the transaction and debt retirement occurred as of the date or for the periods presented, or that may result in the future.

           The unaudited Pro Forma Condensed Consolidated Balance Sheet of the Company as of September 30, 1996, reflects the financial position of the Company after giving effect to the sale of the Company's Music Business, as discussed in Item 2, and assumes the disposition took place on September 30, 1996. The unaudited Pro Forma Condensed Consolidated Statements of Operations for the year ended March 31, 1996, and the six months ended September 30, 1996, assume that the disposition occurred at the beginning of the periods presented, and are based on the operations of the Company for the year ended March 31, 1996, and the six months ended September 30, 1996. Such pro forma statements also reflect use of the sale proceeds to retire debt over the reporting periods.

           The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the historical financial statements and related notes of the Company for the year ended March 31, 1996, as filed on Form 10-K, and for the six months ended September 30, 1996, as filed on Form 10-Q.

                      THOMAS NELSON, INC. AND SUBSIDIARIES
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                               SEPTEMBER 30, 1996
                             (Dollars in thousands)

                                                                     Disposed
                                                         Historical  Business (a) Adjustments    Pro Forma
                                                         ----------  ---------    -----------    ---------
ASSETS

     Current Assets
          Accounts receivable, net                        $109,268   $(34,978)                     $74,290
          Inventories                                       91,964    (16,558)                      75,406
          Other                                             39,011     (6,108)       $(2,150)(b)
                                                                                       5,688 (c)    36,441
                                                          --------   --------       --------      --------
    Total Current Assets                                   240,243    (57,644)         3,538       186,137

     Property, Plant and Equipment, net                     34,993     (1,003)                      33,990
     Deferred Charges and Other Assets                      24,896     (8,554)          (947)(b)    15,395
     Goodwill                                               75,300                   (16,000)(b)    59,300
                                                          --------   --------       --------      --------
TOTAL ASSETS                                              $375,432   $(67,201)      $(13,409)     $294,822
                                                          ========   ========       ========      ========
LIABILITIES AND SHAREHOLDERS' EQUITY

     Current Liabilities
          Accounts payable                                 $25,869   ($13,683)                     $12,186
          Other current liabilities                         37,889     (1,264)                      36,625
                                                          --------   --------                     --------
     Total Current Liabilities                              63,758    (14,947)                      48,811

     Long-Term Debt                                        179,572                  $(85,000)(c)    94,572
     Other Liabilities                                       6,644       (834)                       5,810

     Shareholders' Equity
          Preferred stock, $1.00 par value, authorized
               1,000,000 shares; none issued                     0                                       0
          Common stock, $1.00 par value, authorized
               20,000,000 shares; issued 16,009,248         16,009                                  16,009
          Class B common stock, $1.00 par value,
               authorized 5,000,000 shares; issued
               1,112,075                                     1,112                                   1,112
          Additional paid-in capital                        78,942                                  78,942
          Retained earnings                                 29,293    (51,420)        71,944        49,817
          Deferred compensation                               (251)                                   (251)
          Foreign currency translation adjustments             353                      (353)(d)         0
                                                          --------   --------       --------      --------
     Total Shareholders' Equity                            125,458    (51,420)        71,591       145,629
                                                          --------   --------       --------      --------
TOTAL LIABILITIES AND SHAREHOLDERS'
     EQUITY                                               $375,432   $(67,201)      $(13,409)     $294,822
                                                          ========   ========       ========      ========


See Accompanying Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheet.

                      THOMAS NELSON, INC. AND SUBSIDIARIES
       NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                               SEPTEMBER 30, 1996




a) Represents the historical unaudited September 30, 1996 balances for the businesses which are eliminated to reflect the sale to Gaylord Entertainment, Inc.

b)   Music portion of intangibles and other assets associated with the sale.

c) Application of cash proceeds resulting from the sale of the business, net of the estimated tax liability.

d) Liquidation of foreign currency translation associated with the sale of foreign subsidiary assets.

                      THOMAS NELSON, INC. AND SUBSIDIARIES
           UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                    FOR SIX MONTHS ENDED SEPTEMBER 30, 1996
                 (Dollars in thousands, except per share data)

                                                        Disposed
                                          Historical    Business (a)    Adjustments      Pro Forma
                                          ----------    -----------     -----------      ---------
NET REVENUES                              $166,159      $(45,774)                        $120,385

COST AND EXPENSES:
  Cost of goods sold                        86,952       (23,574)                          63,378
  Selling, general and administrative       65,757       (19,814)                          45,943
  Amortization of goodwill and
   non-compete agreements                    1,479                        $(489)(b)           990
                                          --------      --------         ------          --------
     Total expenses                        154,188       (43,388)          (489)          110,311
                                          --------      --------         ------          --------
OPERATING INCOME                            11,971        (2,386)           489            10,074

Other income                                   208                                            208
Interest expense                             6,190                       (2,975)(c)         3,215
                                          --------      --------         ------          --------
Income from continuing operations
   before income taxes                       5,989        (2,386)         3,464             7,067
Provision for income taxes                   2,276          (907)         1,316             2,685
                                          --------      --------         ------          --------
NET INCOME                                $  3,713      $ (1,479)        $2,148          $  4,382
                                          ========      ========         ======          ========
Weighted average number
  of shares outstanding:
     Primary                                17,139                                         17,139
                                          ========                                       ========
     Fully-diluted                          20,374                                         20,374
                                          ========                                       ========
NET INCOME PER SHARE:
    Primary                               $   0.22                                       $   0.26
                                          ========                                       ========
    Fully-diluted                         $   0.22                                       $   0.25
                                          ========                                       ========


See Accompanying Notes to Unaudited Pro Forma Consolidated Statements of Operations.

                      THOMAS NELSON, INC. AND SUBSIDIARIES
           UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                     FOR TWELVE MONTHS ENDED MARCH 31, 1996
                 (Dollars in thousands, except per share data)


                                                                   Disposed
                                               Historical          Business  (a)  Adjustments      Pro Forma
                                               ----------          --------       -----------      ---------
NET REVENUES                                    $308,410          $(88,572)                        $219,838

COST AND EXPENSES:
  Cost of goods sold                             172,956           (46,334)                         126,622
  Selling, general and administrative            133,651           (45,661)                          87,990
  Amortization of goodwill and
    non-compete agreements                         2,090                          $ (978)(b)          1,112
                                                --------          --------        ------           --------
       Total expenses                            308,697           (91,995)         (978)           215,724
                                                --------          --------        ------           --------
OPERATING INCOME (LOSS)                             (287)            3,423           978              4,114

Other income                                         595                                                595
Interest expense                                  10,691                          (5,950)(c)          4,741
                                                --------          --------        ------           --------
Loss from continuing operations
   before income taxes                           (10,383)            3,423         6,928                (32)
Benefit for income taxes                          (4,147)            1,367         2,767                (13)
                                                --------          --------        ------           --------
Loss from continuing operations, net              (6,236)            2,056         4,161                (19)

Loss from discontinued operations, net            (4,678)                                            (4,678)
                                                --------          --------        ------           --------
NET LOSS                                        ($10,914)         $  2,056        $4,161           $ (4,697)
                                                ========          ========        ======           ========

Weighted average number
  of shares outstanding                           15,718                                             15,718
                                                ========                                           ========

NET LOSS PER SHARE:
  Loss from continuing operations               $  (0.39)                                          $      -
  Loss from discontinued operations                (0.30)                                             (0.30)
                                                --------                                           --------
                                                $  (0.69)                                          $  (0.30)
                                                ========                                           ========


See Accompanying Notes to Unaudited Pro Forma Consolidated Statements of Operations.

                      THOMAS NELSON, INC. AND SUBSIDIARIES
       NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS






a)   To reflect elimination of disposed businesses operations.

b) Adjust amortization of intangibles and other assets associated with the sale.

c)   Adjust interest expense for the reduction of debt.

(c)   Exhibits:

      (2.1) Asset Purchase Agreement, dated as of November 21, 1996 by and among
            Thomas Nelson, Inc., Word, Incorporated and Word Direct Partners, L.P. as Sellers and Gaylord Entertainment Company as Buyer. Schedules to the Asset Purchase Agreement have been omitted. The Company agrees to furnish supplementally a copy of any Schedule to the Commission upon request.

      (2.2) Amendment No. 1 to the Asset Purchase Agreement dated as of January
            6, 1997, by and among Thomas Nelson, Inc., Word Incorporated and Word Direct Partners, L.P. as Sellers and Gaylord Entertainment Company as Buyer.

      (2.3) Asset Purchase Agreement dated as of January 6, 1997, by and between
            Nelson Word Limited and Word Entertainment Limited. Schedules to the Asset Purchase Agreement have been omitted. The Company agrees to furnish supplementally a copy of any Schedule to the Commission upon request.

      (2.4) Subsidiary Asset Purchase Agreement executed on January 6, 1997 and dated as of November 21, 1996 between Word Communications, Ltd. and Word Entertainment (Canada), Inc. Schedules to the Asset Purchase Agreement have been omitted. The Company agrees to furnish supplementally a copy of any Schedule to the Commission upon request.

      (4.1) Second Amendment to Credit Agreement dated November 15, 1996, among
            Thomas Nelson, Inc., SunTrust Bank, Nashville, N.A., National City Bank of Louisville, First American National Bank in Nashville, NationsBank of Texas, N.A. in Dallas, Creditanstalt-Bankverein in New York.

      (4.2) Third Amendment to Credit Agreement dated January 7, 1997, among
            Thomas Nelson, Inc., SunTrust Bank, Nashville, N.A., National City Bank of Louisville, First American National Bank in Nashville, NationsBank of Texas, N.A. in Dallas, Creditanstalt-Bankverein in New York.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.


                                   THOMAS NELSON, INC.



                                   By:    /s/ Joe L. Powers
                                      -------------------------------------
                                          Name:  Joe L. Powers
                                          Title:  Executive Vice President

Date:  January 21, 1997

                               INDEX TO EXHIBITS



Exhibit                                                                Page
Numbers                                                               Number
-------                                                               ------

   2.1  Asset Purchase Agreement, dated as of November 21,
        1996 by and among Thomas Nelson, Inc., Word, Incorporated and Word Direct Partners, L.P. as Sellers and Gaylord
        Entertainment Company as Buyer.

   2.2 Amendment No. 1 to the Asset Purchase Agreement dated as of January 6, 1997, by and among Thomas Nelson, Inc.,
        Word Incorporated and Word Direct Partners, L.P. as
        Sellers and Gaylord Entertainment Company as Buyer.

   2.3 Asset Purchase Agreement dated as of January 6, 1997, by and between Nelson Word Limited and Word Entertainment
        Limited.

   2.4  Subsidiary Asset Purchase Agreement executed on
        January 6, 1997 and dated as of November 21, 1996 between
        Word Communications, Ltd. and Word Entertainment (Canada),
        Inc.

   4.1  Second Amendment to Credit Agreement dated November
        15, 1996, among Thomas Nelson, Inc., SunTrust Bank,
        Nashville, N.A., National City Bank of Louisville, First
        American National Bank in Nashville, NationsBank of Texas,
        N.A. in Dallas, Creditanstalt-Bankverein in New York.

   4.2  Third Amendment to Credit Agreement dated January 7,
        1997, among Thomas Nelson, Inc., SunTrust Bank, Nashville,
        N.A., National City Bank of Louisville, First American
        National Bank in Nashville, NationsBank of Texas, N.A. in
        Dallas, Creditanstalt-Bankverein in New York.
